UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 21, 2007

DIASYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-24974 (Commission File Number)	06-1339248 (IRS Employer Identification No.)

21 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

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Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 21, 2007, DiaSys Corporation (the “Company”) received a delinquency notice from the NASD advising that the Company was not in compliance with NASD Rule 6530 regarding eligibility for quotation on the OTC Bulletin Board because the Company had failed to file its Quarterly Report on Form 10-QSB within the time required.  Unless such report is filed on or before March 23, 2007, the Company’s securities will be removed from the OTC Bulletin Board effective March 23, 2007.

SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION

Date: March 7, 2007

/s/  Jeffrey B. Aaronson

Jeffrey B. Aaronson, President

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